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Exhibit No.: 23.02









                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS
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U.S. Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re: Consent to be named in the Form S-3 Registration Statement of Cryocon, Inc. a Colorado Corporation, (the
         "Registrant"), to be filed on or about February 2, 2001.


Ladies and Gentlemen:

We hereby consent to the use of our name as experts in such Registration Statement.

Yours very sincerely,

       /s/
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HJ & Associates, LLC